Exhibit 10.2

DURATA THERAPEUTICS, INC.

STOCK INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Option Agreement”) dated                      by and between Durata Therapeutics, Inc., a Delaware corporation (the “Corporation”), and                      (the “Participant”) evidences the stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.01 per share, first set forth below.

Number of Shares of Common Stock:[1]		Award Date:

Exercise Price per Share:[1]		Expiration Date:1,[2]

Vesting Commencement Date:

Type of Option (check one):	Nonqualified Stock Option	[ ]

	Incentive Stock Option	[ ]

Vesting[1],2 The Option shall become vested as 25% of the total number of shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date. The remaining 75% of the total number of shares of Common Stock subject to the Option shall vest in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month following the month in which the first anniversary of the Vesting Commencement Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Option is granted under the Durata Therapeutics, Inc. Stock Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms and the Plan, specifically acknowledges and agrees to Section 13 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“PARTICIPANT”	DURATA THERAPEUTICS, INC., a Delaware corporation
Signature
By:
Print Name	Its:
Address
City, State, Zip Code

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.6 or 7.3 of the Plan.

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF STOCK OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest and, except as provided in this Section 1, become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Effect of Change in Control on Vesting. If a Qualifying Change in Control (as such term is defined in Exhibit 3) occurs while the Participant is an employee of the Company and the Participant is not offered continued employment with the Company (or the acquiring or resulting entity as a result of such Qualifying Change in Control) following the consummation of such Qualifying Change in Control, the Option, to the extent then outstanding and not vested, shall become fully vested upon (or to the extent appropriate to give effect to such accelerated vesting, immediately prior to) such Qualifying Change in Control. If, however, a Change in Control (as defined in Exhibit 3) occurs and the prior sentence does not apply, the Option, to the extent then outstanding and not vested, shall become vested as to an additional portion of the Option such that 50% of the total number of shares then subject to the Option that have not yet become vested as of such Change in Control shall become vested upon (or to the extent appropriate to give effect to such accelerated vesting, immediately prior to) such Change in Control.

•

Exercisability. Notwithstanding anything contained in the Plan or this Option Agreement to the contrary, the Option may not be exercised at any time prior to the first to occur of (i) a Termination Event (as such term is defined in that certain Stockholders and Subscription Agreement of Durata Therapeutics, Inc., dated as of December 11, 2009, as amended from time to time, by and among the Corporation and the other parties thereto) or (ii) the Participant’s Severance Date (the first of such events to occur, the “Triggering Event”). Upon the occurrence of the Triggering Event, a portion of the Option (whether or not vested) shall terminate upon (or to the extent appropriate to give effect to such forfeiture, immediately prior to) such event, such portion of the Option to be determined by multiplying the total number of shares subject to the Option at such time by the Forfeiture Percentage (in the event that any portion of the Option is unvested on the Triggering Event, the portion of the Option that shall terminate shall be determined proportionately against the vested and unvested portion of the Option and, as to any unvested portion, proportionately as to any remaining vesting installments). The “Forfeiture Percentage” shall mean the percentage derived by dividing (a) the total amount obtained by subtracting the amount, as of the Triggering Event, that the Investors have funded pursuant to their original funding commitment of $85,000,000 from the aggregate initial funding commitment of the Investors of $85,000,000 (the “Funding Commitment”) by (b) the total Funding Commitment. The portion of the Option that remains outstanding after application of the Forfeiture Percentage shall, subject to the vesting requirements set forth above, be exercisable on or following the Triggering Event (subject to the Expiration Date of the Option or early termination of the Option pursuant to

Section 4 below). The remainder of the Option shall terminate upon the Triggering Event and the Participant shall have no further rights with respect thereto. For purposes of clarity and by way of example only, if on the occurrence of the Triggering Event the Option is fully vested and the Forfeiture Percentage is 30% (because the Investors, as of that Triggering Event, have funded only $59,500,000 of the Funding Commitment of $85,000,000), the Participant will be entitled to exercise 70% of the Option on or after the Triggering Event and the remaining 30% of the Option will terminate at such time. For purposes of this Option Agreement, the term “Investors” shall mean Domain Partners VIII, L.P., DP VIII Associates, L.P., New Leaf Ventures II, L.P., Canaan VIII, L.P., Aisling Capital III, L.P., and Sofinnova Venture Partners VII, L.P.

•

Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.	Continuance of Emplovment/Service Required; No Employment/Service Commitment.

Except as provided in Section 1 of this Agreement, the vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation.

3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Exercise Agreement (stating the number of shares of Common Stock to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”), pursuant to which the Participant will become a party to, and be obligated to comply with the terms and conditions of that certain Right of First Refusal, Drag-Along and Co-Sale Agreement of Durata Therapeutics, Inc., dated as of December 11, 2009, as amended from time to time, by and among the Corporation and the other parties thereto (the “Co-Sale Agreement”) and that certain Common Holder Voting Agreement of Durata Therapeutics, Inc., dated as of December 11, 2009, as amended from time to time, by and among the Corporation and the other parties thereto, (the “Voting Agreement”), unless such requirement to be bound by the Co-Sale Agreement and Voting Agreement is expressly waived by the Administrator;

•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan;

•	satisfaction of the tax withholding provisions of Section 7.6.1 of the Plan;

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

•	shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date; and/or

•

if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6.2 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Stock Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.6 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

All or a portion of the Option is also subject to termination prior to the Expiration Date pursuant to Section 1 of these Terms.

Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option.

5.	Non-Transferability and Other Restrictions.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any shares of Common Stock issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to call, rights of first refusal, and other rights in favor of the Corporation as set forth herein, in the Exercise Agreement, in the Voting Agreement and in the Co-Sale Agreement (as applicable). The restrictions imposed on any such shares pursuant to the Voting Agreement and the Co-Sale Agreement are in addition to, and not in lieu of, any restrictions and repurchase rights imposed on such shares pursuant to the Plan and this Option Agreement.

6.	Securities Law Compliance.

The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), the Exercise Agreement, the Voting Agreement and the Co-Sale Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

•

At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Limited Call Right; Mandatory Sale; Transfer Restrictions.

8.1 Corporation’s Call Right. The Corporation shall have the right (but not the obligation), subject to the terms and conditions of this Section 8, to repurchase in one or more transactions, and the Participant (or any permitted transferee) shall be obligated to sell any of the Shares acquired upon exercise of the Option at the Repurchase Price (as defined below) (the “Call Right”) in connection with a termination of the Participant’s employment or services by the Corporation or an Affiliate for Cause (as defined in the Plan). To exercise the Call Right, the Corporation must give written notice thereof to the Participant (the “Call Notice”) during the Call Period determined under Section 8.4. The Call Notice is irrevocable by the Corporation and must (a) be in writing and signed by an authorized officer of the Corporation, (b) set forth the Corporation’s intent to exercise the Call Right and contain the total number of Shares to be sold to the Corporation pursuant to the Call Right, and (c) be mailed or delivered in accordance with Section 10.

8.2 Repurchase Price. The price per Share to be paid by the Corporation upon settlement of the Corporation’s Call Right (the “Repurchase Price”) shall equal the Fair Market Value of a Share determined as of the date of the Call Notice; provided, however, that if the Participant’s employment or service is terminated by the Corporation or an Affiliate for Cause, the Repurchase Price shall equal the lesser of (i) the price per Share paid by the Participant to acquire the Shares upon exercise of the Option or (ii) the Fair Market Value of a Share determined as of the date of the Call Notice.

8.3 Closing. The closing of any repurchase under this Section 8 shall be at a date to be specified by the Corporation, such date to be no later than 30 days after the date of the Call Notice. The aggregate Repurchase Price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness against surrender by the Participant of a stock certificate evidencing the Shares with duly endorsed stock powers. No adjustments (other than pursuant to Section 7.3.1 of the Plan) shall be made to the Repurchase Price for fluctuations in the fair market value of the Common Stock after the date of the Call Notice.

8.4 Call Period; Termination of Call Right. The “Call Period” is the period of time during which the Call Notice must be delivered to the Participant in the event the Corporation wants to exercise its Call Right. The Call Period as to any particular Shares acquired upon exercise of the Option shall commence on the later of:

(a)	the Participant’s Severance Date (determined in accordance with the Plan); or

(b)	the date that is six months and one day after the Participant acquired the Shares from the Corporation upon exercise of the Option.

The Call Period as to any particular Shares acquired upon exercise of the Option shall terminate on the first to occur of:

(x)	twelve (12) months after the later of (i) the Participant’s Severance Date or (ii) the date that the Participant acquired the Shares from the Corporation upon exercise of the Option; or

(y)	the Public Offering Date.

8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

9.	No Stockholder Rights Following Exercise of a Call.

If the Participant (or any permitted transferee) holds Shares as to which the Call Right has been exercised (in connection with the termination of the Participant’s employment, service or otherwise), the Participant shall be entitled to payment in accordance with the provisions of Section 8, but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the call or repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Call Right shall, with respect to the call or repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in Section 8, as applicable.

10.	Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 10.

11.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Participant acknowledges having read and understood the Plan, the Stock Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

12.	Entire Agreement.

This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. The Voting Agreement and the Co-Sale Agreement are both outside the scope of the foregoing integration provision as to any shares of Common Stock that may be issued upon exercise of the Option.

13.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 13 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

14.	Governing Law; Limited Rights; Severability.

14.1 Delaware Law; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The terms of the

Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

14.2 Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 7.15 of the Plan.

14.3 Severability. If a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

14.4 Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation’s stockholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Bylaws, and applicable law) within 12 months after the Effective Date of the Plan.

(Remainder of Page Intentionally Left Blank)

EXHIBIT A

DURATA THERAPEUTICS, INC.

STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Stock Option Agreement dated as of                      (the “Option Agreement”) under the Durata Therapeutics, Inc. Stock Incentive Plan (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase shares of Common Stock, par value $0.01 per share (the “Shares”), of Durata Therapeutics, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $ per share, for an aggregate amount of $ (subject to applicable withholding taxes pursuant to Section 7.6.1 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:                     .

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s call right set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and additional restrictions as set forth in the Voting Agreement and the Co-Sale Agreement; and

•

as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Joinder to Co-Sale Agreement and Voting Agreement. The Purchaser understands that certain holders of preferred stock of the Corporation (“Investors”) have entered into the Stockholders and Subscription Agreement of the Corporation dated as of December 11, 2009, by and among the Corporation and the Stockholders named therein (as the same may hereafter be amended, the “Stockholders Agreement”), and has been informed by the Corporation that it is a condition to the Corporation’s issuance of any securities to the Purchaser that the Purchaser agree to be bound by the Right of First Refusal, Drag Along and Co-Sale Agreement dated as of December 11, 2009, by and among the Corporation, the Investors listed on Schedule A thereto and the Common Holders listed on Schedule B thereto (the “Co-Sale Agreement” as the same may be amended) and the Common Holder Voting Agreement by and among the Corporation and the Investors and the Common Holders, and the Stockholders named therein (as the same may be amended, the “Voting Agreement”) and to make the additional acknowledgments and agreements under this Section 4. By executing and delivering this Agreement to the Corporation, the Purchaser hereby agrees to become a party to, to be bound by, and to comply with the provisions of (a) the Co-Sale Agreement, and (b) the Voting Agreement, in the same manner as if the Purchaser were an original signatory to such agreements. The Purchaser agrees that the Purchaser shall be a Common Holder, as such term is defined in each of the Voting Agreement and Co-Sale Agreement. For the avoidance of doubt, the Purchaser shall not receive any rights under the Stockholders Agreement. Copies of the Co-Sale Agreement and the Voting Agreement are attached hereto as Exhibits 1 and 2, respectively.

In addition to the foregoing, the Purchaser further acknowledges and agrees, for the benefit of the Corporation and each Investor, that (i) subject to the Delaware General Corporation Law, when an Investor takes any action under the Stockholders Agreement to give or withhold its consent, such Investor shall have no duty (fiduciary or other) to consider the interests of the Corporation, its subsidiaries or other security holders of the Corporation and may act exclusively in its own interests and shall only have the duty to act in good faith, (ii) to the extent not prohibited by antitrust, competition or any other applicable law, the Purchaser hereby agrees and acknowledges that each director of the Corporation designated by an Investor may share confidential, non-public information about the Corporation and its subsidiaries with the Investor, subject to the obligation of the director of the Corporation and Investor to hold such shares in confidence pursuant to the Stockholders Agreement, and (iii) the Purchaser shall have no authority to manage the business or affairs of the Corporation or contract for or incur on behalf of the Corporation any debts, liabilities or other actions, and no such actions of the undersigned shall be binding on the Corporation.

5. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms and the Stock Option Questions & Answers for the Plan), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

6. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. The Voting Agreement and the Co-Sale Agreement are both outside the scope of the foregoing integration provision as to any Shares that may be issued upon exercise of the Option.

7. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER”	ACCEPTED BY: DURATA THERAPEUTICS, INC., a Delaware corporation
Signature
By:
Print Name	Its:

Date	(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

CONSENT OF SPOUSE

I, [                    ], spouse of [                    ] acknowledge that I have read (a) the Co-Sale Agreement, (b) the Voting Agreement, and (c) this Option Exercise Agreement (together with the Co-Sale Agreement and the Voting Agreement, the “Agreements”), and that I know the contents of the Agreements. I am aware that (i) the Co-Sale Agreement contains provisions providing certain rights to certain other holders of Capital Stock of the Company upon a Proposed Common Holder Transfer of shares of Transfer Stock of the Company which my spouse may own, including any interest I might have therein, and (ii) the Common Holder Voting Agreement contains provisions regarding the voting and transfer of shares of Capital Stock of the Company which my spouse may own, including any interests I might have therein.

I hereby agree that my interest, if any, in (i) any shares of Transfer Stock of the Company, subject to the Co-Sale Agreement, and (ii) any shares of Capital Stock, subject to the Voting Agreement, shall be irrevocably bound by the Agreements and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company or Capital Stock of the Company shall be similarly bound by the Agreements. I am aware that the legal, financial and related matters contained in the Agreements are complex and that I am free to seek independent professional guidance or legal counsel with respect to this Consent of Spouse. I have either sought such guidance or legal counsel or determined after reviewing the Agreements carefully that I will have elected to waive such right. Dated as of the          day of             , 20    .

Signature

Print Name

EXHIBIT 1

CO-SALE AGREEMENT

EXHIBIT 2

VOTING AGREEMENT

EXHIBIT 3

DEFINITION OF QUALIFYING CHANGE OF CONTROL

“Qualifying Change in Control” shall mean the consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company (a “Subsidiary”), a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case that results in: (a) the sale or other disposition by the Investors of at least 65% of their Investment in the Company, (b) the Investors ceasing to beneficially own, directly or indirectly, more than 50% of the combined voting power of the voting securities entitled to vote generally in the election of directors (on a fully diluted basis) of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries), and (c) the total proceeds received by each of the Investors in the form of cash and/or readily marketable securities at the closing of such Business Combination in respect of such Business Combination from the sale of their Investment equals or exceeds an amount equal to the product of (i) such Investor’s Invested Capital and (ii) 2.0. For purposes of clarity, such proceeds (in the form of cash and/or readily marketable securities) received by an Investor in respect of such a Business Combination from the sale of its Investment shall exclude for this purpose: (1) any future consideration or potential future consideration (other than proceeds in the form of cash and/or readily marketable securities paid at or within 30 days following the closing of the Business Combination), (2) any consideration paid or payable in respect of stock, options, warrants, other rights to acquire shares of capital stock of the Company or other equity securities of the Company not held by the Investor, and (3) any non-cash consideration other than readily marketable securities.

EXHIBIT C

JOINDER TO CO-SALE AGREEMENT